SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 14 – SUBSEQUENT EVENTS

Assignment of MotorMax Letter of Intent

On October 27, 2014,  the “Company entered into a First Amendment to and Assignment of Letter of Intent (the “Assignment”), pursuant to which Investment Capital Fund Group, LLC, a wholly-owned subsidiary of Sunset Brands, Inc. (“Sunset”), assigned all of its rights to Mint Leasing under a letter of intent between Sunset and the shareholders of Motors Acceptance Corporation, MotorMax Financial Services Corporation and MotorMax Auto Group, Inc. (collectively “MotorMax” and the “Letter of Intent”). Pursuant to the Letter of Intent, as amended by the Assignment, Mint Leasing agreed to pay a total of $30 million to the owners of MotorMax in consideration for 100% of MotorMax, of which $25 million (subject to net capital adjustments at closing) is payable in cash and $5 million is payable in stock; we agreed to provide proof of ability to raise the $25 million in cash by December 15, 2014; and agreed to close the transactions contemplated by the Letter of Intent, including our entry into a formal Securities Purchase Agreement with the owners of MotorMax, prior to January 15, 2015 (provided that MotorMax is required to maintain exclusivity with us through such date). The cash consideration payable in connection with the acquisition will be used to repay certain obligations of MotorMax other than certain credit facilities which will be assumed by the Company.

The closing of the transactions contemplated by the Letter of Intent are subject to among other things, us and the owners of MotorMax negotiating a mutually acceptable Securities Purchase Agreement, our due diligence, us raising adequate funding to complete the transaction, which may not be available on favorable terms, if at all, and the approval of the acquisition by our senior lender.

Sunset, which assigned us its rights under the Letter of Intent, was previously the owner of Investment Capital Fund Group, LLC Series 20, a Delaware limited liability company, organized as a Delaware Series Business Unit, which held various gem assets which we acquired pursuant to a Share Exchange Agreement in consideration for 62,678,872 shares of our restricted common stock on September 23, 2014.

MotorMax is a direct subprime automotive finance company located in Columbus, Georgia, with a 40 year history in consumer finance. MotorMax is currently originating approximately 1,200-1,500 automotive retail contracts per month. MotorMax consists of (1) a finance company (Motors Acceptance Corporation) which underwrites, finances and services all of the directly originated loans; (2) retail operations (MotorMax Auto Group, Inc.), which has sales operations in Georgia and Alabama where it operates nine dealerships; and (3) a consumer finance company (MotorMax Financial Services Corporation) licensed in Georgia, Alabama, South Carolina and Missouri.

Effective in October 2014, the Company issued 100,000 shares of its restricted common stock in consideration for certain computers to be acquired by the Company, provided that the Company currently contemplates cancelling these shares subsequent to the date of this report.

Effective in October 2014, the Company sold 35,000 shares of its restricted common stock to an accredited investor in a private transaction in consideration for $10,500 or $0.30 per share.

In November 2014, the Company issued 400,000 shares of its restricted common stock to an employee in consideration for a $20,000 bonus.

NOTE 14 – SUBSEQUENT EVENTS

In March 2014, Moody agreed to a further extension of the due date of the Revolver to February 1, 2015, with payments of $60,822 due monthly until maturity. While agreed to by the parties, the extension has not been memorialized by a formal agreement as of the date of this filing.